Exhibit 10(f)


                       AMENDMENT NO. 1 TO LOAN AGREEMENT,
                         GUARANTY AND SECURITY AGREEMENT

         This AMENDMENT NO. 1 TO LOAN AGREEMENT, GUARANTY AND SECURITY AGREEMENT, dated as of June 15, 2004 (this "Amendment"), amends (a) the Loan Agreement (the "Loan Agreement"), dated as of February 10, 2004, among Vitalstate, Inc., a New York corporation ("Vitalstate Parent"), Vitalstate Canada Ltd., a Canadian corporation ("Vitalstate Canada Sub"), Vitalstate US, Inc., a Florida corporation ("Vitalstate US Sub"), and Scepter Holdings, Inc., a Canadian corporation ("Scepter"), (b) the Guaranty (the "Guaranty"), dated as of February 10, 2004, made by Vitalstate Canada Sub and Vitalstate US Sub in favor of Scepter, and (c) the Security Agreement (the "Security Agreement"), dated as of February 10, 2004, among Vitalstate Parent, Vitalstate Canada Sub, Vitalstate US Sub and Scepter.

         WHEREAS, pursuant to the Loan Agreement, Scepter agreed make loans from time to time to Vitalstate Parent in the aggregate principal amount of up to US$2,00,000;

         WHEREAS, the loans to be made pursuant to the Loan Agreement are evidenced by Secured Promissory Notes (the "Notes") of Vitalstate Parent in the form attached as Exhibit A to the Loan Agreement;

         WHEREAS, pursuant to the Guaranty, Vitalstate Canada Sub and Vitalstate US Sub guaranteed, on a joint and several basis, all of the obligations of Vitalstate Parent pursuant to the Loan Agreement and the Notes;

         WHEREAS, pursuant to the Security Agreement, each of Vitalstate Parent, Vitalstate Canada Sub and Vitalstate US Sub granted Scepter a security interest in certain specified property in order to secure, among other things, the obligations of Vitalstate Parent pursuant to the Notes and the obligations of Vitalstate Canada Sub and Vitalstate US Sub pursuant to the Guaranty;

         WHEREAS, the parties hereto desire to amend the Loan Agreement to provide that the maximum amount that Scepter shall be obligated to loan thereunder shall be US$2,400,000 and, in connection therewith, to make certain conforming changes to the Notes, the Guaranty and the Security Agreement.

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereto agree as follows:

         1. Amendment to Loan Agreement. In the first "WHEREAS" clause of the Loan Agreement and in Section 1 of the Loan Agreement, the words "Two Million U.S. Dollars ($2,000,000)" are hereby replaced with the words "Two Million Four Hundred Thousand U.S. Dollars ($2,400,000)."

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         2. Amendment to Guaranty.

         (a) In the first "WHEREAS" clause of the Guaranty, the words "Two Million U.S. Dollars ($2,000,000)" are hereby replaced with the words "Two Million Four Hundred Thousand U.S. Dollars ($2,400,000)."

         (b) All references in the Guaranty to the Loan Agreement are deemed to mean the Loan Agreement, as modified by Section 1 of this Amendment.

         3. Amendment to Security Agreement. All references in the Security Agreement to the Loan Agreement are deemed to mean the Loan Agreement, as modified by Section 1 of this Amendment.

         4. Amendment to Notes. The form of Note attached as Exhibit A to the Loan Agreement is hereby as follows: The definition of the term "Loan Agreement" in section 3 of the form of Note shall be deemed to mean the Loan Agreement, as modified by Section 1 of this Amendment. All Notes issued on or after the date hereof shall be deemed to contain such language, whether or not such language is actually included in any such Note.

         5. Reaffirmation or Representations and Warranties. Each of Vitalstate Parent, Vitalstate Canada Sub and Vitalstate US Sub represents and warrant that the representations and warranties set forth in Section 4 of the Loan Agreement remain true and correct as of the date of this Amendment, as if made on the date of this Amendment.

         6. No Other Changes. Except as modified hereby, the Loan Agreement, any outstanding Notes, the Guaranty and the Security Agreement shall remain in full force and effect.

         7. Fees and Expenses. Vitalstate Parent shall bear all reasonable legal expenses of Scepter in connection with the negotiation, drafting and execution of this Amendment and related documents (including an amendment to Scepter's
Schedule 13D with respect to its investment in Vitalstate Parent and fees and expenses of Canadian counsel in amending or supplementing the Hypothecs (as such term is defined in the Loan Agreement)).

         8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and to be wholly performed therein.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                                         VITALSTATE, INC.


                                         By: /s/ James Klein
                                             ------------------------------
                                                  Name:
                                                  Title:

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                                         VITALSTATE CANADA LTD.


                                         By: /s/ James Klein
                                             ------------------------------
                                                  Name:
                                                  Title:


                                         VITALSTATE US, INC.


                                         By: /s/ James Klein
                                             ------------------------------
                                                  Name:
                                                  Title:


                                         SCEPTER HOLDINGS INC.


                                         By: /s/ Christopher Luck
                                             ------------------------------
                                                  Name:
                                                  Title:

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